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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 15, 1999

                            Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or Other Jurisdiction of   (Commission File        (I.R.S. Employer
Incorporation or Organization)         Number)           Identification No.)

1201 Third Avenue, Seattle, Washington                        98101
(Address of Principal Executive Offices)                    (Zip Code)

                            (206) 461-2000
           (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On September 13, 1999, Washington Mutual, Inc. issued a press release reporting that the shareholders of Long Beach Financial Corp. had approved the merger with Washington Mutual, Inc.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99 Press release dated September 13, 1999 reporting results that the shareholders of Long Beach Financial Corp. had approved the merger with Washington Mutual, Inc.



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SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WASHINGTON MUTUAL, INC.

Date :  September 15, 1999           By:  /s/Fay L. Chapman
                                          -----------------------
                                          Fay L. Chapman
                                          Senior Executive Vice President
                                          and General Counsel



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                                  EXHIBIT INDEX

Exhibit                Description
-------                -----------

99                     Washington Mutual Press Release announcing Long Beach
                       Financial Shareholders approval of the merger with Washington Mutual





